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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT ACCOUNTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-89499 and No. 333-33358) of Internet Pictures Corporation (formerly bamboo.com, Inc.) of our report dated January 31, 2000, except for Note 12 which is as of March 6, 2000 relating to the consolidated financial statements and the supplemental pooled financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP

San Jose, CA
March 29, 2000